SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2006

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	I-4033	63-0366371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)

(205) 298-3000
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The Registrant's earnings release dated January 31, 2006, regarding its fourth quarter and full year financial results for 2005 is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

	(c)	Exhibits:

		Exhibit No.	Description

		99.1	Earnings Release dated January 31, 2006.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

VULCAN MATERIALS COMPANY

Date: January 31, 2006	By:	/s/ William F. Denson, III
William F. Denson, III